UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment 1.
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 20, 2023
Date of Report (date of earliest event reported)

Fulton Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania		001-39680		23-2195389
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

One Penn Square,	P. O. Box 4887	Lancaster,	Pennsylvania	17604
(Address of Principal Executive Offices)				(Zip Code)
(717) 291-2411
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions see General Instruction A.2 below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

This Current Report on Form 8-K/A is an amendment to the Current Report on Form 8-K of Fulton Financial Corporation filed on June 20, 2023 (the "Original Filing"). Due to a technical error, the Original Filing incorrectly tagged Item 5.05. The sole purpose of this amendment is to remove the Item 5.05 tag and add an Item 9.01 tag. No changes were otherwise made to the Original Filing.

Item 7.01 Regulation FD Disclosure.

On June 20, 2023, Fulton Financial Corporation ("Fulton") announced that its Board of Directors (the "Board") declared a quarterly cash dividend of $0.16 per share on its common stock, payable on July 14, 2023, to shareholders of record as of July 3, 2023. This is a one cent per share increase from the quarterly cash dividend that the Board declared on March 21, 2023. Fulton also announced that the Board declared a quarterly dividend of $12.81 per share (equivalent to $0.32025 per depositary share) on its Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A, payable on July 17, 2023, to holders of record of the preferred stock as of July 2, 2023, for the period from and including April 15, 2023 to, but excluding, July 15, 2023.

On June 20, 2023, Fulton issued a press release announcing the common and preferred stock dividends, which is attached to this Current Report on Form 8-K (this "Current Report") as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report provided under Item 7.01, including all exhibits attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of Fulton under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 20, 2023.
104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2023		FULTON FINANCIAL CORPORATION
	By:	/s/ Mark R. McCollom
Mark R. McCollom
Senior Executive Vice President and
Chief Financial Officer